Exhibit 99.2

 This presentation contains certain “forward-looking statements” based on management’s current expectations. Forward-looking statements include, but are not limited to statements which can be identified by the use of forward-looking terminology such as "may," "will," “can,” "should," "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," “outlook,” "anticipate," “moving,” “leveraging,” “capitalizing,” “developing,” “drive,” “targeting,” “assume,” “plan,” “build,” “pursue,” “maintain,” “on track,” “well positioned to,” “look forward to,” “to acquire,” “achieve,” “focus,” “strategic vision,” “growth opportunities,” “Acceleration Program,” “we are accelerating” or comparable terms, and similar or other references to future periods. Statements herein regarding our business and growth strategies; our plans, objectives, goals, beliefs, future events, business conditions, results of operations and financial position; and our business outlook and business trends are forward-looking statements.Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements due to a number of important factors. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:the impact of the Covid-19 pandemic;the ability to control costs and successfully execute our growth strategies and our Acceleration Program; the impact of economic conditions;the ability to anticipate consumer preferences;the risks associated with operating in international markets and global sourcing activities;the ability to achieve intended benefits, cost savings and synergies from acquisitions; the risk of cybersecurity threats and privacy or data security breaches;the impact of pending and potential future legal proceedings; and, the impact of legislation.Please refer to the Company’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors.We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law.   *

   tapestry  optimistic, innovative, inclusive  OUR VALUES:  brand-led, consumer-centric meritocracy  OUR PRINCIPLES:  global, unique & differentiated  OUR BRANDS:  disciplined, shared & scalable  OUR MODEL:   *

 DEFINED BY INCLUSIVITY RATHER THAN EXCLUSIVITY, we area global house of brands that embraces the exploration of individuality.We believe that true luxury is a freedom of expression that ignites confidence and authenticity.Approachable and inviting, we celebrate brands that create joy every day for people around the world. Our passion, detailed approach and genuine love of what we do enables us to develop and nurture brands so that they can reach their full potential.The value of our brands is not bestowed by previous generations or borrowed from tradition. It is determined by quality, craftsmanship, creativity and the opportunity for self-expression they provide. We believe anyone from anywhere can have the best idea, and with hard work and dedication anything is possible.   *

   established 1941  INCLUSIVE  AUTHENTIC  COURAGEOUS  established 1986  SOPHISTICATED  STYLISH  CONFIDENT  established 1993  COLORFUL  JOYFUL  OPTIMISTIC   *

 TAPESTRY PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNGLOBAL HOUSE OF BRANDS WITH STRONG DIRECT-TO-CONSUMER DISTRIBUTION     *  As of FY20.

LEADERSHIP TEAM

Joanne Crevoiserat
Chief Executive Officer



Todd Kahn
Interim CEO and Brand President, Coach; President and Chief Administrative Officer



Liz Fraser
CEO and Brand President, Kate Spade



Giorgio Sarné
CEO and Brand President, Stuart Weitzman



Andrea Shaw Resnick
Interim Chief Financial Officer; Global Head of Investor Relations & Corporate Communications



Tom Glaser
Chief Operations Officer



Noam Paransky
Chief Digital Officer



David Howard
Senior Vice President, General Counsel and Secretary



Sarah Dunn
Global Human Resources Officer



Yann Bozec
President, Tapestry Asia Pacific; CEO and President, Coach China



tapestry
7

   update  2Q21

 HOLIDAY QUARTER EXCEEDED EXPECTATIONS  2Q21 RESULTS OVERVIEW  Sharpened our focus on the consumer, which fueled new customer acquisition across brands, supporting notable sales gains in Digital and ChinaReduced promotional activity and increased AUR while remaining disciplined in inventory and expense managementGenerated strong operating income growth for the second consecutive quarter despite unprecedented Covid-related external headwinds  STRONG RESULTS UNDERSCORING POWER OF acceleration program   *  Non-GAAP Financials.   Ensure spacing is the same (circled in red) & length of lines      CREATING A FLYWHEEL OF SUSTAINABLE LONG-TERM GROWTH  Made significant headway on our Acceleration Program, as evidenced by our strong results and key strategic milestones throughout the quarterRemain optimistic for the future – in spite of an uncertain backdrop – as we focus on the factors within our control and build the foundation for long-term growth that will create value for all our stakeholders

   Posted  higher revenue in Mainland China compared to last year  over 30%   *  2Q21 RESULTS HIGHLIGHT THE power OF OUR BRANDS & THE advantages   Non-GAAP Financials.     quarter over quarter  7 points  Revenue trends improved    Operating margin expanded  versus last year  380 bps    Drove  triple-digit  growth in global digital sales  OF TAPESTRY’S PLATFORM    year-over-year, primarily driven by lower, more disciplined promotional activity  290 bps  Gross margin increased by      Realized second consecutive quarter of   double-digit  operating income growth  Teneo Studio to check alignment

   PROGRAM  acceleration

  *  acceleration  noun  /akˌseləˈrāSH(ə)n/  the act of accelerating; increase of speed or velocity.   we are accelerating growth & profitability  we are accelerating our focus on the consumer  we are accelerating with agility & urgency together

        *  SHARPEN OUR FOCUS ON THE CONSUMER  Operate with a clearly defined purpose and strategy for each brand and an unwavering focus on the consumer at the core of everything we do  LEVERAGE DATA & LEAD WITH A DIGITAL-FIRST MINDSET  Build significant data and analytics capabilities to drive decision-making and increase efficiencyOffer immersive customer experiences across our e-commerce and social channels Reevaluate the role of stores with an intent to optimize our fleet   Move with greater agilitySimplify internal processesEmpower teams to act quickly to meet the rapidly changing needs of the consumer  TRANSFORM INTO A LEANER & MORE RESPONSIVE ORGANIZATION  OUR acceleration program IS FOCUSED ON BETTER MEETING THE NEEDS OF OUR CUSTOMERS  RESULTING IN ACCELERATED GROWTH & ENHANCED PROFITABILITY ACROSS THE PORTFOLIO

  *  acceleration program SECOND QUARTER HIGHLIGHTS  Non-GAAP Financials.   Recruited over 1.5 million new customers in North America across brands through our digital channels, a meaningful increase versus prior yearLeveraged Tapestry’s scale and agility to deliver triple-digit digital growth by adding fulfillment capacity and diversifying parcel carrier partnerships to meet demandAchieved record sales during the 11.11 Global Shopping Festival on Tmall Luxury Pavilion, with Coach and Stuart Weitzman ranked as the number one brands in their respective categoriesDeployed new data and analytics tools to drive strategic, data-driven decision making, supporting higher AUR and conversion ratesContinued to enhance flexibility of our operating model while optimizing our global fleet; on track to achieve gross run-rate savings of $300 million, including gross savings of $200 million in fiscal 2021  NEW ICON  Teneo Studio to create new icon & confirm spacing

   tapestry’s differentiated platform provides:        CONSUMERINSIGHTS    ACCESS TO GLOBAL TALENT    DIGITAL INFRASTRUCTURE & CAPABILITIES    GLOBALLY DIVERSIFIED SUPPLY CHAIN                  TAPESTRY IS AN enabling platform THAT ENHANCES OPPORTUNITIES FOR OUR BRANDS   *

  *  FINANCIAL OUTLOOK  In FY21, we will focus on factors within our control to create a strong foundation for profitable expansion  NEAR-TERM  drive efficiency-led profit growth    Non-GAAP Financials.     As revenues inflect, we expect to drive bottom-line growth well in excess of top-line gains over our planning horizon  LONG-TERM  create a flywheel    Given the strong fiscal first half, and assuming a continued recovery emerging from the pandemic, we now expect revenue to increase high-single-digits on a 52-week basis and in the area of 10% on a 53-week basisContinue to expect revenue to inflect in the second half, with low double-digit growth in Q3 Anticipate gross margin expansion for the fiscal year through deliberate actions to raise AUR, while aggressively controlling SG&A, including structural changes representing $300M in gross run-rate savings, including $200M in gross savings in FY21

   NEAR-TERM  PRESERVE CASH  The strength of our business and free cash flow generation enabled us to fully pay down our revolver as of January 2021We will continue to preserve our cash-on-hand while re-investing in the business   *  CAPITAL ALLOCATION PRIORITIES    LONG-TERM  COMMITTED TO SHAREHOLDER RETURNS  Long-term, our strategic intent is to return to sustainable top and bottom-line growth, resulting in strong free cash flow generation, which will enable us to continue to pay down debt, as well as return capital to shareholdersOur commitment to driving organic growth, profitability and shareholder value long-term is unwavering

  *  “Our first half performance proves the power of our platform, the resilience and agility of our team, and the strength of our portfolio of brands. I am confident that Tapestry will emerge from the pandemic stronger, well-positioned to both capture market share at higher levels of profitability and fully unlock the flywheel of sustainable growth.”  JOANNE CREVOISERAT, CHIEF EXECUTIVE OFFICER

   OVERVIEWbyBRAND

 DRONE LIGHTSHOW AT THE BUNDSHANGHAI

 Coach inspires the dreamer in all of us, connecting our modern lives with the spirit of the open road.   OUR VISION    *

 11,000+EMPLOYEES  55+COUNTRIES  958DIRECTLY OPERATED STORES   *  As of FY20.

   COACH PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNDIRECT-TO-CONSUMER FOCUSED WITH DIVERSIFIED PRODUCT CATEGORIES & GEOGRAPHIES   *  As of FY20.

COACH MULTI-YEAR GROWTH STRATEGIES

DEEPEN ENGAGEMENT WITH CONSUMERS

- Enhance brand & cultural relevance

CREATE INNOVATIVE & COMPELLING PRODUCT

- Exceed the expectations of our target consumers by geography and customer segments

DRIVE DIGITAL SALES & NEW CUSTOMER RECRUITMENT

- Offer a true omnichannel experience

ACCELERATE GROWTH IN CHINA

- Tailor and optimize assortments
- Enhance marketing
- Expand reach across direct channels and third party online distribution

ENHANCE PROFITABILITY

- Improve AUR and increase gross margin through more focused assortments and a disciplined approach to promotions
- Achieve operational excellence by right-sizing SG&A cost structure and store fleet

26

  *  “We’re ready to reignite the accessible luxury segment by evolving our message from one rooted in high fashion imagery to one that is inclusive, culturally relevant and consumer-centric. We will focus on authentic communications that are grounded in our values and embody the courageous spirit of New York City.”  TODD KAHN, INTERIM CEO & BRAND PRESIDENT, COACH

 OUR VISION  A globally admired aspirational life & style brand, where people — our customers and teams — areat the center of everything we do.

 3,900+EMPLOYEES  35+COUNTRIES  420DIRECTLY OPERATED STORES   *  As of FY20.

   KATE SPADE PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNOPPORTUNITY TO REENERGIZE & GROW HANDBAGS, WHILE FOCUSING ON MARKETS WITH HIGH BRAND AWARENESS   *  As of FY20.   OTHER ASIA12%

KATE SPADE MULTI-YEAR GROWTH STRATEGIES

CRYSTALLIZE BRAND PURPOSE & RETURN TO A POSITION OF STRENGTH

- Fulfill our promise as a lifestyle brand representing joy, optimism and color
- Amplify brand messages through unique, best-in-class storytelling on a multi-category lifestyle platform

INSTILL A LASER FOCUS ON THE CUSTOMER

- Foster a community of women emotionally connected to and inspired by the brand's story and values

REENERGIZE AND GROW HANDBAGS & LEATHERGOODS

- Reintroduce non-negotiable brand elements
- Rebuild core offering
- Capitalize on a new Signature platform

LEAN INTO DIGITAL STRENGTH

- Modernize and create engaging brand experiences across all digital platforms
- Unleash the power of the Kate Spade community

CAPTURE MARKET SHARE AND IMPROVE PROFITABILITY

- Acquire, reengage and retain customers, driving top and bottom line growth

33

  *  “I am incredibly optimistic about the long-term potential for Kate Spade. We have a brand that has a universal language of Joy, Optimism and Color. Our customers have historically deeply connected to our brand emotionally. If we embed this language in our product, marketing and customer experience, we are more confident than ever that we can delight our existing customers and attract new ones.”  LIZ FRASER, CEO & BRAND PRESIDENT, KATE SPADE

 OUR VISION  STUART WEITZMAN IS THE EMBODIMENT OF STRENGTH IN FEMININITY – EMPOWERING AND INSPIRING WOMEN TO TAKE ON THE WORLD IN FASHIONABLE AND FUNCTIONAL FOOTWEAR.   *

 950+EMPLOYEES  40+COUNTRIES  131DIRECTLY OPERATED STORES  As of FY20.    *

 STUART WEITZMAN PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNOPPORTUNITY TO FOCUS ON KEY GEOGRAPHIES & CHANNELS WITH A COMPELLING FOOTWEAR ASSORTMENT   *  REST OF WORLD 14%  As of FY20.

  *  Listen and respond to our customers’ needs in order to design beautiful and on-trend shoes  RENEW REPUTATION FOR FIT, COMFORT & QUALITY  GROW KEY CATEGORIES  RESTORE PROFITABILITY  STRENGTHEN RELATIONSHIP WITH WHOLESALE PARTNERS  ESTABLISH A ROBUST DIGITAL PRESENCE  Build a leading presence in boots, booties and sandalsExpand the casual assortmentDramatically simplify the product offering  Focus distribution on markets and channels of greatest opportunity, notably China where the brand has strong momentum and high margins   Provide relevant products and faster, more consistent execution  Support best-in-class multi-media content and depth of assortment  STUART WEITZMAN MULTI-YEAR GROWTH STRATEGIES

  *  “For nearly 35 years, Stuart Weitzman has empowered women to feel confident, stylish and sophisticated through its unmatched combination of fit, comfort and quality. Looking ahead, our long-term strategy centers on one principle: focus. Focus on the customer. Focus on tightening the product offering. And, focus on the most important geographic and channel opportunities.”   GIORGIO SARNÉ, CEO & BRAND PRESIDENT, STUART WEITZMAN

   social fabric  our  corporate responsibility

 Built on our values of Optimism, Innovation and Inclusivity, these goals solidify our commitment to responsible citizenship, as we recognize our role as a leader in our industry to effect real, measurable change. Addressing pressing global issues and contributing to a world that is inclusive, sustainable and safe is a responsibility that we all share.  2025 CORPORATE RESPONSIBILITY STRATEGY & GOALS   *

 OUR SOCIAL FABRIC: CORPORATE SOCIAL RESPONSIBILITY  THE PROGRAM IS FOCUSED ON THREE strategic pillars  OUR PEOPLE  Having individuals from different backgrounds with different experiences around the table creates a diversity of perspectives that enrich our organization.  1  OURPLANET  Tapestry is dedicated to reducing its environmental impact across the world through continuous innovation.  2  OURCOMMUNITIES  Tapestry engages closely with the communities in which our employees live and work, helping to strengthen them.  3   *

 Build diversity in North America Tapestry and brand leadership teams by increasing the number of North America-based ethnic minority leaders to better reflect the company’s general corporate population.Reduce gender and ethnicity differences in the Employee Inclusion Index scores from our Employee Engagement Survey.Demonstrate a focus on career progression, development and mobility by filling 60% of leadership roles (VP+) internally.Enable employees to manage their work and personal life balance by achieving a global core benefit standard for self-care, parental and family care leave policies.  OUR SOCIAL FABRIC  our people  1

   Established an Inclusion Council to ensure that people with diverse perspectives and backgrounds are included in business decisions.Recognized on the Forbes Diversity & Inclusion List in 2019 for the third consecutive year. Achieved a score of 100 for the seventh consecutive year on the Human Rights Campaign Corporate Equality Index and designated as a Best Place to Work for LGBTQ Equality.Maintained a Board of Directors with ethnic, gender, and nationality diversity. Piloted in-person Inclusion training for our NA employees to foster a welcoming and open workplace where we fully embrace diverse perspectives to drive innovation and business results.  OUR SOCIAL FABRIC  our people  1   *

OUR SOCIAL FABRIC

2 *our planet*

Achieve a 20% reduction in absolute Scope 1 & Scope 2 CO_2e emissions & 20% reduction in absolute Scope 3 emissions from freight shipping over a 2017 baseline.

Attain a 95% traceability & mapping of our raw materials to ensure a transparent & responsible supply chain.

Ensure that 90% of leather is sourced from Silver and Gold-rated *Leather Working Group* tanneries.

Achieve 75% recycled content in packaging and 25% reduction in North America corporate & distribution center waste.

Achieve a 10% reduction in water usage across Tapestry and its supply chain.


2025
GOALS

Photo courtesy of Friends of the High Line.

tapestry

 OUR SOCIAL FABRIC  our planet  2    Reduced our 2019 carbon footprint by 2.4% from 2018 and a total of 6.7% from our 2017 baseline.Commercialized five different lining textiles and purchased an aggregate one million pounds of REPREVE® recycled polyester for use in kate spade new york handbags, representing 27 million plastic bottles prevented from entering landfills.Increased Renewable Energy Certificate purchases from 1,335 MWh in FY18 to 3,433 MWh in FY19.Sourced 63% of leather from Leather Working Group Silver- and Gold-rated tanneries, with 79% achieving a PASS or higher.Restored 45,678 Coach products in our Carlstadt, New Jersey repair facility in fiscal 2019 (86% of all products received to repair) compared to 43,087 in fiscal 2018 (86% of all products received to repair).   *

 OUR SOCIAL FABRIC  our communities  3    Dedicate 100,000 volunteer service hours completed by our employees around the globe.Give $75M in financial and product donations to nonprofit organizations globally.Provide 50,000 people crafting Coach, kate spade new york and Stuart Weitzman products access to empowerment programs during the workday.

RECENT
MILE
STONES

OUR SOCIAL FABRIC

3 *our communities*

Donated $22M in fiscal 2019 via grants from the Coach Foundation and kate spade new york Foundation, as well as through brand product donations.

Engaged our employees to volunteer over 5,750 hours, serving our communities globally.

Made $429,000 in charitable donations matched through our Foundations' employee matching gift program.

In 2019, *on purpose*, kate spade new york's social enterprise initiative, worked with its contract supply partner, Abahizi Rwanda, to produce over 40,000 handbags for kate spade new york. The factory is 90% female, with 85% holding leadership roles, and is a certified B Corporation.

50

APPENDIX

 The Company reports information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). The Company's management does not, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Further, the non-GAAP measures utilized by the Company may be unique to the Company, as they may be different from non-GAAP measures used by other companies. The financial information presented has been presented both including and excluding the effect of certain items impacting comparability related to the CARES Act Tax Impact and the Acceleration Program for the second quarter of fiscal year 2021 and our ERP Implementation and Organization-Related and Integration Costs for the first quarter of fiscal year 2020. Management utilizes these non-GAAP measures to conduct and evaluate its business during its regular review of operating results for the periods affected and to make decisions about Company resources and performance. The Company believes presenting these non-GAAP measures, which exclude items that are not comparable from period to period, is useful to investors and others in evaluating the Company’s ongoing operating and financial results in a manner that is consistent with management’s evaluation of business performance and understanding how such results compare with the Company’s historical performance.    *

   GAAP TO NON-GAAP RECONCILIATIONFOR THE QUARTER ENDED DECEMBER 26, 2020  in millions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  CARES ACT TAX IMPACT  ACCELERATION PROGRAM  NON-GAAP BASIS(EXCLUDING ITEMS)  Coach   $888.1   $—  $—  $888.1  Kate Spade  233.1   —  —  233.1  Stuart Weitzman  52.5   —   —  52.5   Gross profit(1)  1,173.7   —   —  1,173.7            Coach  476.1   —  5.8  470.3  Kate Spade  174.3   —  2.4  171.9  Stuart Weitzman  40.6   —  (2.3)  42.9  Corporate  93.3  —  15.8  77.5   Selling, general and administrative expenses  784.3  —  21.7  762.6            Coach  412.0  —  (5.8)  417.8  Kate Spade  58.8  —  (2.4)  61.2  Stuart Weitzman  11.9  —  2.3  9.6  Corporate  (93.3)  —  (15.8)  (77.5)   Operating income (loss)  389.4  —  (21.7)  411.1            Provision for income taxes  63.3  (3.3)  (6.4)  73.0  Net income (loss)  311.0  3.3  (15.3)  323.0  Net income (loss) per diluted common share  1.11  0.01  (0.05)  1.15  (1) Adjustments within Gross profit are recorded within Cost of sales.

   GAAP TO NON-GAAP RECONCILIATIONFOR THE QUARTER ENDED DECEMBER 28, 2019  in millions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  ERP IMPLEMENTATION  ORGANIZATION-RELATED & INTEGRATION COSTS  NON-GAAP BASIS(EXCLUDING ITEMS)  Coach   $877.3   $—   $—  $877.3  Kate Spade  262.4   —   —  262.4  Stuart Weitzman  70.0   —  (1.5)  71.5   Gross profit(1)  1,209.7   —  (1.5)  1,211.2            Coach  494.5   —  (0.4)  494.9  Kate Spade  194.5   —  0.7  193.8  Stuart Weitzman  60.4   —  0.3  60.1  Corporate  97.2  6.3  1.8  89.1   Selling, general and administrative expenses  846.6  6.3  2.4  837.9            Coach  382.8  —  0.4  382.4  Kate Spade  67.9  —  (0.7)  68.6  Stuart Weitzman  9.6  —  (1.8)  11.4  Corporate  (97.2)  (6.3)  (1.8)  (89.1)   Operating income (loss)  363.1  (6.3)  (3.9)  373.3            Provision for income taxes  56.2  (1.5)  (4.0)  61.7  Net income (loss)  298.8  (4.8)  0.1  303.5  Net income (loss) per diluted common share  1.08  (0.02)  —  1.10  (1) Adjustments within Gross profit are recorded within Cost of sales.